UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2011

Stoneridge, Inc.
(Exact name of registrant as specified in its charter)

Ohio	001-13337	34-1598949
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9400 East Market Street
Warren, Ohio	44484
(Address of principal executive offices)	(Zip Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 5, 2012, Stoneridge, Inc. (the “Company”) filed a Form 8-K with the Securities and Exchange Commission disclosing that on December 29, 2011 and January 5, 2012 the Company had completed the closing of the previously announced acquisition of an additional 24% of the equity of PST Eletronica S.A., now PST Eletronica Ltda. (“PST”). The January 5, 2012 Form 8-K omitted the financial statements of the business acquired and the pro forma financial information as permitted by Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K. This amendment to the January 5, 2012 Form 8-K is being filed to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Financial Statements of Business Acquired

The following financial statements of PST are filed as Exhibit 99.1 to this Current Report and are incorporated herein by reference:

•	Report of Independent Auditors
•	Consolidated Balance Sheets as of December 31, 2011 and 2010;
•	Consolidated Statements of Income for the years ended December 31, 2011, 2010 and 2009;
•	Consolidated Statements of Shareholders’ Equity and Comprehensive Income for the years ended December 31, 2011, 2010 and 2009;
•	Consolidated Statements of Cash Flows for the years ended December 31, 2011, 2010 and 2009

Pro Forma Financial Information

The following unaudited pro forma financial information is filed as Exhibit 99.2 to this Current Report and is incorporated herein by reference:

•	Unaudited Pro Forma Condensed Combined Statement of Operations of Stoneridge, Inc. for the year ended December 31, 2011

Exhibits

23.1	Consent of Independent Auditors, filed herewith.
99.1	Financial Statements of PST Eletronica Ltda. as of and for the years ended December 31, 2011, 2010 and 2009, filed herewith.
99.2	Unaudited Pro Forma Condensed Combined Financial Information of Stoneridge, Inc. for the year ended December 31, 2011, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stoneridge, Inc.

Date: March 15, 2012	/s/ George E. Strickler
George E. Strickler, Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

Exhibit Index

Exhibit No.	Description

23.1	Consent of Independent Auditors, filed herewith.
99.1	Financial Statements of PST Eletronica Ltda. as of and for the years ended December 31, 2011, 2010 and 2009, filed herewith.
99.2	Unaudited Pro Forma Condensed Combined Financial Information of Stoneridge, Inc. for the year ended December 31, 2011, filed herewith.